Exhibit 10.2

Private & Confidential
Dated June 12, 2020

LINDBLAD BLUEWATER II LIMITED,
(as Borrower)

LINDBLAD EXPEDITIONS HOLDINGS, INC.,
(as Holdings)

THE LENDERS LISTED IN SCHEDULE 1,
(as Lenders)

CITIBANK, N.A., LONDON BRANCH,
(as Mandated Lead Arranger, Global Co-ordinator, ECA Agent, EK Guarantor and Collateral Agent)

CITIBANK EUROPE PLC, UK BRANCH,
(as Administrative Agent)

FIRST AMENDMENT RELATING TO THE SENOR SECURED CREDIT AGREEMENT DATED APRIL 8, 2019 FOR UP TO $122,840,000.00 IN RESPECT OF THE ACQUISITION OF HULL NO. 316

Contents

Clause     Page

Clause		Page

1	Definitions...	1
2	Agreement of the Finance Parties...	3
3	Amendments to Original Credit Agreement...	3
4	Representations and warranties...	3
5	Conditions...	4
6	Confirmations...	5
7	Costs and expenses...	5
8	Miscellaneous...	6
9	Applicable law...	6
Schedule 1	The Lenders...	7
Schedule 2	Conditions precedent to Effective Date...	8
Schedule 3	Form of Effective Date Notice...	10
Schedule 4	Form of Amended and Restated Credit Agreement...	11

THIS FIRST AMENDMENT is dated June 12, 2020 and made BETWEEN:

(1)	LINDBLAD BLUEWATER II LIMITED, a Cayman Islands exempted company, as Borrower (the Borrower);

(2)	LINDBLAD EXPEDITIONS HOLDINGS, INC., a Delaware corporation, as Holdings (Holdings);

(3)	THE LENDERS particulars of which are set out in Schedule 1 (The Lenders) as lenders (collectively the Lenders and each individually a Lender);

(4)	CITIBANK, N.A., LONDON BRANCH, as mandated lead arranger (the Mandated Lead Arranger);

(5)	CITIBANK, N.A., LONDON BRANCH, as EK Guarantor (EK Guarantor);

(6)	CITIBANK, N.A., LONDON BRANCH, as Global Co-ordinator (the Global Co-ordinator);

(7)	CITIBANK, N.A., LONDON BRANCH, as ECA Agent (the ECA Agent);

(8)	CITIBANK, N.A., LONDON BRANCH, as Collateral Agent (the Collateral Agent); and

(9)	CITIBANK EUROPE PLC, UK BRANCH, as Administrative Agent (the Administrative Agent).

WHEREAS:

(A)     This Agreement is supplemental to a credit agreement dated April 8, 2019 (the Original Credit Agreement) made between, amongst others, the Borrower, the banks named therein as lenders and the Administrative Agent, where the Lenders granted to the Borrower a senior secured loan in the maximum amount of up to $122,840,000.00 (the Loan) for the purpose of enabling the Borrower to finance the purchase price of the Vessel (as such term is defined in the Original Credit Agreement) on the terms and conditions therein contained.

(B)

The Borrower and Holdings have requested that the Original Credit Agreement be amended and restated on the basis set out in this Agreement in connection with the adoption of the "Cruise Debt Holiday Principles" (the Principles) by GIEK.

(C)	The Lenders have agreed to suspend the testing of the financial covenant set forth in Section 6.10 of the Credit Agreement (as defined below) on the basis set out therein.

NOW IT IS HEREBY AGREED as follows:

1	Definitions

1.1	Defined expressions

Words and expressions defined in the Original Credit Agreement shall, unless the context otherwise requires or unless otherwise defined herein, have the same meanings when used in this Agreement.

1.2	Definitions

In this Agreement, unless the context otherwise requires:

Credit Agreement means the Original Credit Agreement as amended and restated by this Agreement.

Effective Date means the date on which the Administrative Agent notifies the Borrower and the Lenders in writing substantially in the form set out in Schedule 3 (Form of Effective Date Notice)

that the Administrative Agent has received the documents and evidence specified in clause 5.1 (Documents and evidence), clause 5.2 (General conditions precedent) and Schedule 2 (Conditions precedent to Effective Date) in a form and substance reasonably satisfactory to it (and provided that the Administrative Agent shall be under no obligation to give the notification if a Default or a mandatory prepayment event under Section 2.13 of the Credit Agreement (as if the same had been amended and restated by this Agreement) shall have occurred for which relief is not provided in the Principles).

Finance Party means the Administrative Agent, the ECA Agent, the Collateral Agent or a Lender.

Loan Parties means the Borrower and Holdings (each a Loan Party).

Principles Information Package has the meaning given to such term in the form of the Credit Agreement set out in Schedule 4 (Form of Amended and Restated Credit Agreement).

1.3	References

References in:

(a)	this Agreement to Sections of the Credit Agreement are to the Sections of the amended and restated credit agreement set out in Schedule 4 (Form of Amended and Restated Credit Agreement);

(b)

references in the Original Credit Agreement to “this Agreement” shall, with effect from the Effective Date and unless the context otherwise requires, be references to the Original Credit Agreement as amended and restated by this Agreement and words such as “herein”, “hereof”, “hereunder”, “hereafter”, “hereby” and “hereto”, where they appear in the Original Credit Agreement, shall be construed accordingly; and

(c)

this Agreement to any defined terms shall have meanings to be equally applicable to both the singular and plural forms of the terms defined and references to this Agreement or any other document (or to any specified provision of this Agreement or any other document) shall be construed as references to this Agreement, that provision or that document as from time to time amended, restated, supplemented and/or novated.

1.4	Clause headings

The headings of the several clauses and sub-clauses of this Agreement are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Agreement.

1.5	Electronic signing

The parties acknowledge and agree that they may execute this Agreement and any variation or amendment to the same, by electronic instrument. The parties agree that the electronic signatures appearing on the document shall have the same effect as handwritten signatures and the use of an electronic signature on this Agreement shall have the same validity and legal effect as the use of a signature affixed by hand and is made with the intention of authenticating this Agreement, and evidencing the parties’ intention to be bound by the terms and conditions contained herein. For the purposes of using an electronic signature, the parties authorize each other to the lawful processing of personal data of the signers for contract performance and their legitimate interests including contract management.

2	Agreement of the Finance Parties

The Finance Parties, relying upon the representations and warranties on the part of the Loan Parties contained in clause 4 (Representations and warranties), agree with the Borrower that, subject to the terms and conditions of this Agreement and in particular, but without prejudice to the generality of the foregoing, fulfilment of the conditions contained in clause 5 (Conditions) and Schedule 2 (Conditions precedent to Effective Date), the Original Credit Agreement shall be amended and restated on the terms set out in clause 3 (Amendments to Original Credit Agreement).

3	Amendments to Original Credit Agreement

3.1	Amendments

The Original Credit Agreement (but without its Exhibits and Schedules which, subject to clause 6.2(c), shall remain in the same form and deemed to form part of the Credit Agreement) shall, with effect on and from the Effective Date, be (and it is hereby) amended and restated so as to read in accordance with the form of the amended and restated Credit Agreement set out in Schedule 4 (Form of Amended and Restated Credit Agreement) and (as so amended) and, together with the Exhibits and Schedules, will continue to be binding upon the parties to it in accordance with its terms as so amended and restated.

3.2	Continued force and effect

Save as amended by this Agreement, the provisions of the Original Credit Agreement shall continue in full force and effect and the Original Credit Agreement and this Agreement shall be read and construed as one instrument.

4	Representations and warranties

In order to induce the undersigned Finance Parties to enter into this Agreement, each Loan Party represents and warrants to the other parties to this Agreement as follows:

4.1	Authorizations and non-conflict etc.

This Agreement:

(a)	has been duly authorized by each Loan Party by all requisite corporate, limited liability company, and, if required, stockholder or other applicable action; and

(b)	will not:

(i)

violate: (A) any provision of Law, statute, rule or regulation, or of the certificate or articles of incorporation or other constitutive documents of the Loan Parties; (B) any order of any Governmental Authority; or (C) any provision of the Existing Credit Facility or any material indenture, agreement or other instrument to which such Loan Party is a party or by which any of them or any of their property is or may be bound; or

(ii)	result in the creation or imposition of any Lien upon any property or assets of the Loan Parties (other than any Lien created hereunder or under the Security Documents),

except in the case of clause (b)(i), to the extent the failure to comply therewith would not reasonably be expected to have a Material Adverse Effect.

4.2	No consents required

No action, consent or approval of, registration or filing with or any other action by any Governmental Authority or any other person is or will be required in connection with this Agreement, except for such as either have been made or obtained and are in full force and effect or the failure to make or obtain the same would not reasonably be expected to have a Material Adverse Effect.

4.3	Due execution

This Agreement has been duly executed and delivered by each Loan Party.

4.4	Binding obligations

This Agreement constitutes a legal, valid and binding obligation of each Loan Party enforceable against each Loan Party in accordance with its terms except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar Law affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

5	Conditions

5.1	Documents and evidence

The agreement of the Finance Parties referred to in clause 2 (Agreement of the Finance Parties) shall be subject to the receipt by the Administrative Agent or its duly authorized representative of the documents and evidence specified in Schedule 2 (Conditions precedent to Effective Date) in each case, in form and substance reasonably satisfactory to the Administrative Agent.

5.2	General conditions precedent

The agreement of the Finance Parties referred to in clause 2 (Agreement of the Finance Parties) shall be further subject to:

(a)

the representations and warranties in clause 4 (Representations and warranties) being true and correct on the Effective Date as if each was made with respect to the facts and circumstances existing at such time; and

(b)	no Event of Default or Default having occurred and continuing at the time of the Effective Date.

5.3	Waiver of conditions precedent

The conditions specified in this clause 5 are inserted solely for the benefit of the Finance Parties and may be waived by the Finance Parties in whole or in part with or without conditions.

6	Confirmations

6.1	Guarantee

Holdings as guarantor hereby confirms its consent to the amendments to the Original Credit Agreement contained in this Agreement and agrees that the guarantee and indemnity provided in Section 10.01 (Guaranty and Indemnity) of the Original Credit Agreement, and the obligations of Holdings as guarantor thereunder, shall remain and continue in full force and effect notwithstanding the said amendments to the Original Credit Agreement contained in this Agreement.

6.2	Credit Documents

Each Loan Party further acknowledges and agrees, for the avoidance of doubt, that:

(a)

except as amended hereby, each of the Loan Documents to which it is a party, and its obligations thereunder, shall remain in full force and effect notwithstanding the amendments made to the Original Credit Agreement by this Agreement;

(b)	each of the Security Documents to which it is a party shall remain in full force and effect as security for the obligations of the Borrower under the Credit Agreement; and

(c)

with effect from the Effective Date, references in the Loan Documents to which it is a party to the Credit Agreement shall henceforth be references to the Original Credit Agreement as amended and restated by this Agreement and as from time to time hereafter amended.

6.3	Instructions to Collateral Agent

The Administrative Agent (acting on the instructions of the Required Lenders) irrevocably and unconditionally instructs the Collateral Agent to enter into this Agreement.

7	Costs and expenses

The Borrower agrees to pay all reasonable out-of-pocket expenses of the Administrative Agent, the Collateral Agent, the ECA Agent, the Mandated Lead Arranger, GIEK, EK, the Global Co-ordinator, each Lender Party and any Affiliate of any of them, in each case associated with the execution of this Agreement and the Credit Agreement as amended and restated hereby, in accordance with Section 9.05 (Expenses; Indemnity) of the Credit Agreement.

8	Miscellaneous

The provisions of Sections 5.12 (Further Assurances), 9.01 (Notices; Electronic Communication), 9.03 (Counterparts; Effectiveness), 9.11 (Waiver of Jury Trial), 9.14 (Jurisdiction; Consent to Service of Process), and 9.25 (Acknowledgement and Consent to Bail-In) of the Credit Agreement shall apply to this Agreement as if the same were expressly stated herein with all necessary changes.

9	Applicable law

THIS AGREEMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER, AND SHALL BE GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK (INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW BUT OTHERWISE EXCLUDING THE LAWS APPLICABLE TO CONFLICTS OR CHOICE OF LAW).

This Agreement has been executed on the date stated at the beginning of this Agreement.

Schedule 1

The Lenders

CITIBANK, N.A., LONDON BRANCH
EKSPORTKREDITT NORGE AS

Schedule 2
Conditions precedent to Effective Date

1	Corporate authorization

The Administrative Agent shall have received:

(a)

a copy of the certificate or articles of incorporation or certificate of formation, as applicable, including all amendments thereto, of each Loan Party, certified or stamped by the Secretary of State or equivalent of the state of its organization, and a certificate as to the good standing of each Loan Party as of a recent date, from such Secretary of State (or a comparable government official, as applicable);

(b)

a certificate of the Secretary or Assistant Secretary of each Loan Party dated the Closing Date and certifying: (i) that attached thereto is a true and complete copy of the by-laws, memorandum and articles of association or other operating agreement, as applicable, of such Loan Party as in effect on the Closing Date and at all times since a date prior to the date of the resolutions described in sub-clause (ii) below; (ii) that attached thereto is a true and complete copy of resolutions duly adopted by the board of directors or members, as applicable, of such Loan Party authorizing the execution, delivery and performance of the transactions contemplated by this Agreement and that all such resolutions have not been modified, rescinded or amended and are in full force and effect; (iii) that the certificate or articles of incorporation, certificate of formation or other constitutional documentation, as applicable, of such Loan Party, and all such amendments thereto as in effect on the Effective Date, have not been amended since the date of the last amendment thereto as certified in accordance with paragraph (a) above; and (iv) as to the incumbency and specimen signature of each officer executing any Loan Document or any other document delivered in connection herewith on behalf of such Loan Party; and

(c)	a certificate of another officer as to the incumbency and specimen signature of the Secretary or Assistant Secretary executing the certificate pursuant to paragraph (b) above.

2	Consents

A certificate signed by an officer of each Loan Party confirming that all governmental and other licenses, approvals, consents, registrations and filings necessary for any matter or thing contemplated by this Agreement on behalf of that Loan Party and for the legality, validity, enforceability, admissibility in evidence and effectiveness thereof have been obtained or effected on an unconditional basis and remain in full force and effect (or, in the case of the effecting of any registrations and filings, that arrangements satisfactory to the Administrative Agent have been made for the effecting of the same within any applicable time limit).

3	Principles Information Package

A copy of the Principles Information Package (including information related to crisis-related liquidity measures) provided to GIEK, as a basis for GIEK to assess the adequacy of the Group

Companies’ crisis-related liquidity measures, in accordance with the terms of the Credit Agreement.

4	Receipt of costs and expenses

Evidence that any costs and expenses due from the Borrower under clause 7 (Costs and expenses) of this Agreement have been paid or will be paid promptly on being demanded.

5	Legal opinions

Such legal opinions or confirmations as to the continued effect of any existing legal opinions in relation to the laws of Cayman Islands, Delaware and New York as the Administrative Agent shall in its reasonable discretion deem appropriate (or, where applicable, a written approval in principle (which can be given by email) by counsel to the Administrative Agent in any of the above jurisdictions of the arrangements contemplated by this Agreement and a confirmation that a formal legal opinion will follow promptly after the Effective Date).

Schedule 3
Form of Effective Date Notice

To:      Lindblad Bluewater II Limited,

To:     Lindblad Expeditions Holdings, Inc.

Hull no. 316

We, Citibank Europe plc, UK Branch, refer to the amendment and restatement agreement dated ______________ 2020 (the First Amendment) relating to a credit agreement dated as of January 8, 2018 (the Credit Agreement) made between (among others) the above named Lindblad Bluewater II Limited as the Borrower, Lindblad Expeditions Holdings, Inc. as Holdings, the financial institutions listed in it as the Lenders and ourselves as the Administrative Agent in respect of a senior secured loan in the maximum amount of up to $122,840,000.00.

We hereby confirm that all conditions precedent referred to in Schedule 2 (Conditions precedent to Effective Date) of the First Amendment have been satisfied. In accordance with clause 5 (Conditions) of the First Amendment, the Effective Date is the date of this confirmation and the amendment and restatement of the Credit Agreement in accordance with the terms of the First Amendment is now effective.

Dated:      ____________ 2020

Signed:     ___________________________________

For and on behalf of
Citibank Europe plc, UK Branch
(as Administrative Agent)

Schedule 4
Form of Amended and Restated Credit Agreement

EXECUTION PAGES –
FIRST AMENDMENT (HULL NO. 316)

The Borrower

SIGNED by	)

for and on behalf of	)

LINDBLAD BLUEWATER II LIMITED,                              )     ........................................

Authorized Signatory

Holdings

SIGNED by	)

for and on behalf of	)

LINDBLAD EXPEDITIONS HOLDINGS, INC.                   )     ........................................

Authorized Signatory

EXECUTION PAGES –
FIRST AMENDMENT (HULL NO. 316)

The Administrative Agent

SIGNED by	)

for and on behalf of	)

CITIBANK EUROPE PLC, UK BRANCH                            )     ........................................

Authorized Signatory

The ECA Agent

SIGNED by	)

for and on behalf of	)

CITIBANK, N.A., LONDON BRANCH                                 )     ........................................

Authorized Signatory

The Collateral Agent

SIGNED by	)

for and on behalf of	)

CITIBANK, N.A., LONDON BRANCH                                 )     ........................................

Authorized Signatory

EXECUTION PAGES –
FIRST AMENDMENT (HULL NO. 316)

The Global Co-ordinator

SIGNED by	)

for and on behalf of	)

CITIBANK, N.A., LONDON BRANCH                                 )     ........................................

Authorized Signatory

The Mandated Lead Arranger

SIGNED by	)

for and on behalf of	)

CITIBANK, N.A., LONDON BRANCH                                 )     ........................................

Authorized Signatory

EXECUTION PAGES –
FIRST AMENDMENT (HULL NO. 316)

The Lenders

SIGNED by	)

for and on behalf of	)

CITIBANK, N.A., LONDON BRANCH                                 )     ........................................

Authorized Signatory

SIGNED by	)

for and on behalf of	)

EKSPORTKREDITT NORGE AS                                           )     ........................................

Authorized Signatory

The EK Guarantor

SIGNED by	)

for and on behalf of	)

CITIBANK, N.A., LONDON BRANCH                                  )     ........................................

Authorized Signatory